UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 6, 2018

PENN VIRGINIA CORPORATION

(Exact Name of Registrant as Specified in Charter)

Virginia	1-13283	23-1184320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14701 St. Mary’s Lane, Suite 275 Houston, Texas	77079
(Address of Principle Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 722-6500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Requirement; Transfer of Listing.

On March 6, 2018, Marc McCarthy, a member of the Board of Directors (the “Board”) of Penn Virginia Corporation (the “Company”), tendered notice of his resignation from the Board, effective immediately. The resignation did not result from any disagreement with the Company.

Mr. McCarthy’s resignation from the Board has also created a vacancy on the Audit Committee of the Board. As a result, the Audit Committee currently does not have at least three independent directors as required by Nasdaq Listing Rule 5605(c)(2)(A).

On March 7, 2018, the Company notified Nasdaq of Mr. McCarthy’s resignation and the resulting non-compliance with Nasdaq Rule 5605(c)(2)(A). Nasdaq responded on March 8, 2018, with a notification letter confirming that the Company is currently out of compliance with Nasdaq audit committee requirements and advising that, pursuant to Nasdaq Listing Rule 5605(c)(4), the Company will have until September 3, 2018 to cure the deficiency caused by Mr. McCarthy’s departure. The Company intends to regain compliance with Nasdaq Listing Rule 5605(c)(2)(A) by appointing a new member of the Audit Committee within the applicable cure period.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The foregoing discussion of Mr. McCarthy’s resignation from the Board is incorporated herein by reference.

Item 7.01.	Regulation FD.

On March 7, 2018, the Company issued a press release announcing the matters described above in Item 5.02. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, Exhibit 99.1 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release issued March 7, 2018.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 9, 2018	PENN VIRGINIA CORPORATION

	By:	/s/ Steven A. Hartman
Steven A. Hartman Senior Vice President, Chief Financial Officer and Treasurer